                                                                    EXHIBIT 22.1


                                  SAFEWAY INC.
                            SCHEDULE OF SUBSIDIARIES
                              As of January 1, 2000


Registrant: Safeway Inc.

Subsidiaries of Registrant (Tier I subsidiaries):
   Safeway Canada Holdings, Inc.
   Safeway Australia Holdings, Inc.
   Safeway Leasing, Inc.
   Oakland Property Brokerage, Inc.
   Glencourt, Inc.
   Milford Insurance Ltd.
   Milford Insurance Brokerage Services, Inc.
   Pak 'N Save, Inc.
   Safeway Trucking, Inc.
   Photo Acquisition I, Inc.
   Photo Acquisition II, Inc.
   Safeway Southern California, Inc.
   Safeway Denver, Inc.
   Safeway Richmond, Inc.
   Safeway Dallas, Inc.
   Safeway Supply, Inc.
   Safeway Corporate, Inc.
   Safeway Stores 42, Inc.
   Safeway Stores 43, Inc.
   Safeway Stores 64, Inc.
   Safeway Claim Services, Inc.
   Safeway Stores, Incorporated
   Safeway Stores 99, Inc.
   Safeway SELECT Gift Source, Inc.
   Vons REIT, Inc.
   Taylor Properties, Inc.
   SSI - AK Holdings, Inc.
   Randall's Food Markets, Inc.

SUBSIDIARIES OF TIER I SUBSIDIARIES (Tier II subsidiaries):
Subsidiaries of Safeway Southern California, Inc.:
   Safeway Stores 18, Inc.
   Safeway Stores 26, Inc.
   Safeway Stores 28, Inc.
   Safeway Stores 31, Inc.
   The Vons Companies, Inc.

Subsidiaries of Safeway Denver, Inc.
   Safeway Stores 44, Inc.
   Safeway Stores 45, Inc.
   Safeway Stores 46, Inc.
   Safeway Stores 47, Inc.
   Safeway Stores 48, Inc.
   Safeway Stores 49, Inc.
   Safeway Stores 50, Inc.

Subsidiaries of Safeway Richmond, Inc.
   Safeway Stores 58, Inc.
   Safeway Stores 59, Inc.

Subsidiaries of Safeway Corporate, Inc.
   Safeway Stores 67, Inc.
   Safeway Stores 68, Inc.
   Safeway Stores 69, Inc.
   Safeway Stores 70, Inc.

Subsidiaries of Safeway Supply, Inc.
   Safeway Stores 71, Inc.
   Safeway Stores 72, Inc.
   Safeway Stores 73, Inc.
   Safeway Stores 74, Inc.
   Safeway Stores 75, Inc.
   Safeway Stores 76, Inc.
   Safeway Stores 77, Inc.
   Consolidated Procurement Services, Inc.

(continued)

Subsidiaries of Safeway Dallas, Inc.:
   Safeway Stores 78, Inc.
   Safeway Stores 79, Inc.
   Safeway Stores 80, Inc.
   SMC Rx, Inc.
   Safeway Stores 82, Inc.
   Safeway Stores 85, Inc.
   Safeway Stores 86, Inc.
   Safeway Stores 87, Inc.
   Safeway Stores 88, Inc.
   Safeway Stores 89, Inc.
   Safeway Stores 90, Inc.
   Safeway Stores 91, Inc.
   Safeway Stores 92, Inc.
   Safeway Stores 96, Inc.
   Safeway Stores 97, Inc.
   Safeway Stores 98, Inc.

Subsidiaries of Photo Acquisition I, Inc.:
   Everett Realty Advisors, Inc.

Subsidiary of SSI - AK Holdings, Inc.
   Carr-Gottstein Foods Co.

Subsidiaries of Randall's Food Markets, Inc.
   Randall's Properties, Inc.
   Randall's Food & Drugs, Inc.

SUBSIDIARIES OF TIER I SUBSIDIARIES (Non-tier Subsidiaries):
Subsidiaries of Safeway Canada Holdings, Inc.:
   Safeway New Canada, Inc. and its subsidiary
   Safeway Foreign Sales Ltd. and its subsidiary:
   Canada Safeway Limited and its subsidiary:
   Safeway International Finance Corp. of Barbados Ltd.

Subsidiary of Vons REIT, Inc.:
   Dominick's Supermarkets, Inc.

Subsidiaries of Dominick's Supermarkets, Inc.:
   Dominick's Finer Foods, Inc.
   Blackhawk Properties, Inc.
   Blackhawk Developments, Inc.

Subsidiaries of Dominick's Finer Foods, Inc.:
   DFF Equipment Leasing Co.
   Dominick's Finer Foods, Inc. of Illinois
   The Dominick's/Omni Foundation (non-profit)
   Dodi Hazelcrest, Inc.
   Kohl's of Bloomingdale, Inc.
   Save-It Discount Foods, Inc.

SUBSIDIARIES OF TIER II SUBSIDIARIES (Tier III Subsidiaries):
Subsidiary of Safeway Stores 59, Inc.:
   Safelease, Inc.

Subsidiary of The Vons Companies, Inc.:
   Vons Food Services, Inc.

Subsidiaries of Carr-Gottstein Foods Co.
   AOL Express, Inc.
   APR Forwarders, Inc.
   Oaken Keg Spirit Shops, Inc.
   Alaska Advertisers, Inc.
   CGF Properties, Inc.
   Seldovia Mart, Inc.

Subsidiaries of Randall's Food & Drugs, Inc.
   Food Depot, Inc.
   Gooch Packing Company, Inc.
   American Community Stores Corp.
   Randall's Management Co. Inc.
   Randall's Beverage Co., Inc.

19 companies are not listed as they are maintained solely for the purpose of holding licenses.